VANGUARD
PREFERRED STOCK
FUND

[PHOTO]

SEMIANNUAL
REPORT
APRIL 30, 1999

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional valueson which our success is built, including integrity, hardwork, thrift, teamwork, and fair dealing on behalf of our clients.

Our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, 1998, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2, 1998.

- The 70th anniversary, on December 28, 1998, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    CONTENTS
                        A Message to Our Shareholders 1
                          The Markets in Perspective 4
                                Report From the
                                   Adviser 6
                                 Fund Profile 8
                             Performance Summary 10
                            Financial Statements 11

    All comparative mutual fund data are from Lipper or Morningstar, unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                  [PHOTO]
John J. Brennan          John C. Bogle
Chairman & CEO           Senior Chairman

During the first half of Vanguard Preferred Stock Fund's 1999 fiscal year, interest rates edged higher and prices of fixed-income investments fell. For the six months ended April 30, 1999, the fund earned +2.6%, topping the return of our average peer but falling short of our unmanaged benchmark index. The adjacent table compares the fund's six-month total return (capital change plus reinvested dividends) with those of the average fixed-income mutual fund and the Merrill Lynch DRD-Eligible Preferred Stock Index, a broad measure of the preferred stock market. Our return is based on a change in net asset value from $10.36 per share on October 31, 1998, to $10.22 per share on April 30, 1999, with the latter figure adjusted for the reinvestment of dividends totaling $0.28 per share paid from net investment income and a distribution of $0.125 per share paid from net realized capital gains. As expected, 100% of our income dividends qualified for the 70% intercorporate dividends-received deduction (DRD), a tax advantage that is available to corporations but not to individual investors. The fund's yield as of April 30 was 5.6%.

-----------------------------------------------------------
                                         TOTAL RETURNS
                                        SIX MONTHS ENDED
                                         APRIL 30, 1999
-----------------------------------------------------------
Vanguard Preferred Stock Fund                +2.6%
-----------------------------------------------------------
Average Fixed-Income Fund                    +2.4%
-----------------------------------------------------------
Merrill Lynch DRD-Eligible
    Preferred Stock Index                    +3.5%
-----------------------------------------------------------

THE PERIOD IN REVIEW

The economic picture brightened considerably during the six months ended April 30, as the U.S. economy steamed ahead and many countries around the world showed signs of recovery from financial turmoil. This news was good for stocks, but not quite so good for the bond market, which feared that economic strength would reawaken its mortal enemy: inflation. The U.S. economy expanded at a 6% annual pace during the final three months of 1998 and then recorded a growth rate of 4.1% in the January-March period. The growth continues to be driven by American consumers, who are spending at a record pace. The boost from the consumer sector has more than offset the drag of a ballooning trade deficit.
        A strong job market and low inflation also contributed to the rosy economic scenario. Unemployment hovered around a decades-low level of 4.3%, while consumer prices rose just 1.3% during the period.
        Though there was little concrete evidence of a resurgence of inflation, the potential for higher prices troubled the bond market during the latter part of the half-year. The yield of the benchmark 30-year U.S. Treasury bond ended the period at 5.66%, 50 basis points higher than its starting point of 5.16% on October 31, 1998. Long-term Treasury bonds, as measured by the Lehman Brothers Long U.S. Treasury Bond Index, had a negative return of -3.6%, as a price decline of -6.6% more than offset the index's +3.0% return from interest income. At the shorter end of the fixed-income spectrum, rates rose, though not quite so significantly. The yield of 3-month U.S. Treasury bills was 4.54% on April 30, a bit higher than the 4.32% level at which it began the half-year.
        Stocks soared during the period, powered initially by Internet-related issues and later by the impressive rebound of cyclical stocks during March and April. The Standard & Poor's 500 Composite Stock Price Index, which is dominated by large-capitalization stocks, returned +22.3%. The broadest measure of the U.S. stock market--the Wilshire 5000 Equity Index--bested the S&P 500, earning a six-month return of +22.8%.
        For bonds, of course, higher interest rates meant lower prices. The extent to which fixed-income investments fluctuate in response to interest rates depends largely on maturity; the longer the maturity, the more sensitive a bond's price is to interest rate changes. Because preferred stocks typically have no set maturity date, they are even more sensitive to such changes than long-term bonds. This simple fact of life made the half-year a difficult period for preferreds. However, the negative impact of rising interest rates was somewhat dampened by a smaller supply of new preferred stock issues. The adviser's report on page 6 provides further details on the preferred stock market.

PERFORMANCE OVERVIEW

Vanguard Preferred Stock Fund's return of +2.6% for the half-year was a hair ahead of the +2.4% return of the average fixed-income mutual fund. Our return was nearly a full percentage point behind the +3.5% return of the Merrill Lynch DRD-Eligible Preferred Stock Index, which is a tough foe in that it does not incur expenses that real-world mutual funds must incur.
        It's important to note that the average fixed-income fund is far from a perfect counterpart for our fund, which focuses strictly on preferred stocks. As a group, fixed-income mutual funds invest in bonds with a variety of maturities and quality ratings. On average, these funds have higher credit quality than ours--because bonds have a higher claim on interest and principal in corporations' capital structures than preferred stocks--and shorter average maturities. During the half-year, these distinctions generally worked against us, largely because of the decline in interest rates. (Keep in mind that individual investors, who are not eligible to use the special corporate tax deduction for preferred stock dividends, are not compensated for the fund's additional interest rate and credit risks.)
        While we expect that the significant differences between our fund and its competitors will work sometimes to our advantage and sometimes to our detriment, our cost advantage over similar funds is enduring. In fact, during the half-year, this advantage accounted for all of our margin of superiority over the average fixed-income fund. Our expense ratio (annualized expenses as a percentage of average net assets) was 0.37%, about one-third of the 1.05% charged by the average fixed-income fund. Competitors must overcome this significant gap just to match Vanguard Preferred Stock Fund. In essence, low operating costs provide a valuable head start in our quest to surpass the results of similar funds.
        The past six months have demonstrated the risks inherent in preferred stocks, whose prices can decline sharply when interest rates rise. Significant rate increases can have a heavy negative impact on preferreds (as happened in 1994), just as declines in rates (such as we have seen over much of the past decade) can have quite beneficial effects.

IN SUMMARY
For corporations that are seeking a relatively high level of dividend income that qualifies for the 70% tax deduction, Vanguard Preferred Stock Fund can play a valuable part in the fixed-income portion of a balanced investment program. As we have emphasized in the past, and certainly will in the future, we are convinced that creating a suitable mix of stock funds, fixed-income funds, and money market funds--and then sticking with it through good times and bad--is the surest route to long-term investment success. We look forward to reporting to you on the full fiscal year six months hence.

John C. Bogle                       John J. Brennan
Senior Chairman                     Chairman and
                                    Chief Executive Officer

May 13, 1999

THE MARKETS IN PERSPECTIVE
SIX MONTHS ENDED APRIL 30, 1999

Global stock markets chalked up solid gains during the six months ended April 30, 1999, aided by the efforts of central banks around the world to ease monetary policy and lower short-term interest rates.
        The remarkably strong U.S. economy helped out by playing locomotive for the world's economies, soaking up record volumes of imported goods. Indeed, the United States was the only major nation whose policymakers and bondholders had to ponder whether growth was too rapid. Concern about a potential surge in inflation was one reason that interest rates rose modestly and bond prices generally slipped in the United States.

U.S. STOCK MARKETS
Stock prices soared during the half-year, reflecting both the domestic economy's strength and the investing public's confidence in future growth of the economy and corporate profits. The overall market, as measured by the Wilshire 5000 Equity Index, rose 22.8% during the six months ended April 30, while the S&P 500 Index, a proxy for large-capitalization stocks, gained 22.3%.

The midsummer shock of 1998--when the overall stock market fell by more than 20%--seemed to be quickly forgotten by investors. Most apparently overlooked the fact that corporate earnings were flat to slightly lower, focusing instead on the potential for future earnings. Investors' confidence was bolstered by the market's quick rebound from its summer stumble and by a general easing of monetary policy by the world's central banks. The Federal Reserve Board made three separate quarter-percentage-point quarter-percentage-point reductions in short-term interest rates during autumn 1998. Central banks in Europe, Asia, and Latin America also cut rates. These actions lessened fears that the major economies would be dragged down by the lingering effects of the economic crisis that struck emerging markets beginning in mid-1997.

U.S. consumers demonstrated their confidence in economic conditions by spending freely, boosting sales of cars, houses, and goods in stores. And why shouldn't they have been happy? U.S. gross domestic product grew by an annual rate of 4.1% in the first three months of 1999, and the nation's unemployment rate closed the period at 4.3%.

Improved prospects for global growth were a key factor in the continuing advance of technology stocks (up nearly 42% for the six months) and the resurgence of some value-stock sectors, such as materials & processing (up 27%) and energy (integrated oil

--------------------------------------------------------------------------------
                                                          Total Returns
                                                   Periods Ended April 30, 1999
                                                   ----------------------------
                                                6 Months     1 Year    5 Years*
--------------------------------------------------------------------------------
STOCKS
S&P 500 Index                                     22.3%        21.8%     26.9%
Russell 2000 Index                                15.2         -9.3      13.0
Wilshire 5000 Index                               22.8         17.0      24.5
MSCI EAFE Index                                   15.4          9.8       9.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                        0.7%         6.3%      8.0%
Lehman 10-Year Municipal Bond Index                1.5          7.1       7.5
Salomon Smith Barney 3-Month
 U.S. Treasury Bill Index                          2.2          4.8       5.2
27328-1   6/15/1999
--------------------------------------------------------------------------------
OTHER
Consumer Price Index                               1.3%         2.3%      2.4%
--------------------------------------------------------------------------------
 *Annualized.

companies rose 22%; "other energy" stocks gained 23%). Retailers and other companies in the consumer-discretionary sector gained 34%, reflecting the strength of consumer spending. Not all consumer-related stocks benefited, however. Consumer-staples companies, locked in tough price competition and still feeling the effects of falling profits from overseas operations, were the worst-performing group in the half-year, down 3%.

U.S. BOND MARKETS
For bond investors, the powerful economic expansion evident during the November-April period was too much of a good thing. Economists confessed to puzzlement that the expansion was not triggering an acceleration in wages or consumer prices. But with oil prices rising, U.S. economic growth expanding at a 4.1% annual pace, and unemployment at 4.3% of the labor force, the lowest point since February 1970, bond market participants figured that inflation was bound to accelerate eventually. (This view gained credence shortly after the period's end, when the Consumer Price Index was reported to have risen 0.7% in April, the biggest monthly increase in eight years.)
        Despite the Fed's actions to cut short-term interest rates, yields on U.S. Treasury issues increased over the six months by one-half to three-quarters of a percentage point. The yield of the 30-year Treasury bond rose 50 basis points, to 5.66% on April 30 from 5.16% six months earlier. The yield of the 10-year Treasury rose to 5.35% from 4.61%. Very short-term rates didn't rise as far: Yields on 3-month T-bills rose 22 basis points to 4.54% on April 30. Bond prices, which move in the opposite direction from interest rates, fell. The Lehman Brothers Aggregate Bond Index, a benchmark for investment-grade taxable bonds, earned just 0.7%, as falling prices offset most of the index's 3.0% interest income for the six-month period.
        Municipal bonds suffered only slight price declines and outperformed Treasury securities--a turnaround from the previous six months, when Treasuries were bid up by investors seeking a safe haven during the summer 1998 market turmoil.
        Not all bond prices fell during the half-year. For high-yield issues, the strong economy was a tonic. These bonds had suffered considerably during the market turmoil of summer 1998, as investors feared a global economic downturn would result in higher defaults by weaker companies. But when economic growth turned out to be stronger than expected, high-yield bond prices rebounded, augmenting the bonds' interest income. The Lehman High Yield Index returned 8.3% during the half-year.

INTERNATIONAL STOCK MARKETS
Overseas  stock  markets  posted  gains  during the  period,  despite  lingering economic weakness in Asia and sluggish growth in most of Europe's developed economies. Crises in some key developing markets, including those of Brazil and Russia, appeared to be easing as the semiannual period drew to a close. Overall, the developed markets outside the United States gained 15.4% in U.S.-dollar terms, as measured by the Morgan Stanley Capital International Europe,
Australasia, Far East (EAFE) Index. Stocks in Europe and Asia were boosted by mergers and takeover activity and by signs that corporations were focusing more intently on increasing shareholder value.
        The biggest gains were in the Pacific region and in emerging markets, the bourses that had suffered the biggest declines during 1997 and 1998. The Pacific region gained 27.4%, despite a continuing recession in Japan, while the MSCI Select Emerging Markets Free Index rose 30.8%. European stocks were up nearly 20% in local currencies, but these gains were cut to 10.9% for U.S. investors because of the dollar's gains against the euro, a common currency adopted by 11 nations, and other European currencies.

REPORT FROM THE ADVISER

[PHOTO]

For the six- and twelve-month periods ended April 30, 1999, Vanguard Preferred Stock Fund posted total returns of 2.6% and 5.6%, respectively.

AN OVERVIEW OF THE PERIOD
The fiscal year began November 1, 1998, with the yield of the long-term U.S. Treasury bond at 5.16%. Six months later, long-term interest rates were higher by 50 basis points, undermining the investment environment for preferred stocks. However, the continuing lack of new issuance has been an underlying support for prices. Although bond prices have fallen over the past six months, prices of preferred stocks have not declined as severely because demand seems to be marginally outstripping the limited supply.
        Another positive factor was the absence of any proposals to lower the intercorporate dividends-received deduction (DRD). We know of no current proposal to reduce the DRD from the existing level of 70%.

MARKET UPDATE
As interest rates have risen, tenders and calls for older preferred issues have slowed, largely because the issues that were most likely to be retired have already been extinguished. The economic incentive to eliminate preferred stocks from an issuer's balance sheet is high because dividends cannot be deducted on the income statement; interest expenses, however, can be deducted. Thus, retired preferreds typically are not replaced by new DRD-eligible preferred stocks at lower dividend rates. This is because the DRD-eligible preferred remains a relatively expensive financing vehicle for companies.
        Risk premiums widened in global capital markets late last summer after Russia defaulted on some of its debt. Investors demanded higher yields as compensation for the higher perceived risk. Preferreds felt the shift. Since that tumultuous period, risk premiums have narrowed in the domestic fixed-income markets. The current after-tax yield spread for A-rated perpetual utility preferreds versus 30-year Treasury bonds is 115 basis points, down from 158 basis points six months ago. The 10-year average is 205 basis points. Compared with municipal bonds, preferreds have averaged 71 basis points of extra after-tax yield over the past ten years; currently, the spread is a mere 7 basis points. Thus, based on historical relationships, preferred stocks are expensive versus Treasuries and municipals.
        With the Treasury running a budget surplus, new sources of revenue are less urgently needed, and the threat of a reduction of the DRD is diminished.

INVESTMENT PHILOSOPHY
This fund is managed in the interest of corporations able to use the 70% "intercorporate dividends-received" deduction under federal tax law. The adviser believes that the fund can provide a relatively high and sustainable level of income that qualifies for the deduction by investing primarily in dividend-paying, high-quality, preferred stocks. (Note: Individual investors are unable to use this tax deduction and are, therefore, not compensated for the interest-rate and credit risks inherent in the fund.)

The market is still demanding that new DRD-eligible preferred issues have protection against a lowering of the 70% tax deduction. The prospectus of a "DRD-protected issue" states that the dividend will increase if the DRD is lowered. This is to ensure that the investor is left whole on an after-tax basis with respect to income. We view this protection as necessary insurance against tax law changes that could severely hurt prices for preferred stocks. However, the protection typically expires 18 months after a preferred security is issued.

INVESTMENT GOALS AND STRATEGY
The fund's investment goals and strategy are consistent with those put in place at its inception in 1975. We purchase relatively high-quality preferred stocks with the goal of qualifying all of the fund's dividends for the 70% intercorporate DRD. We achieved total qualification in fiscal 1998, as we have in all previous years, and we will attempt to do so again in fiscal 1999. Another objective is to provide sustainable, tax-advantaged income through holdings in investment-grade preferreds. The risk to the fund's net asset value from any future lowering of the DRD can be mitigated marginally through investment in DRD-protected securities. The risk to the fund from rising long-term interest rates--preferreds without a stated maturity perform very poorly in such an environment--is constant and cannot be hedged. We expect rates to rise slightly because the global economies seem to be recovering. However, with inflation expected to be 2% or lower, rate increases should not be substantial. Market psychology is shifting from an expectation that the Federal Reserve will act to ease interest rates to anticipation that the Fed action will instead tighten credit conditions.
        We attempt to control income risk and variability by investing in the securities of high-quality companies with call protection. Stability of income should also be strengthened by broad diversification. On April 30, the fund owned preferreds from 48 issuers.
        At the end of the fiscal half-year, the fund's quality breakdown, using Moody's Investors Service ratings, was as follows: cash, 3%; aa, 26%; a, 56%; baa, 15%. High-quality financial-service issuers are our largest sector, accounting for about 51% of assets. About 43% of the fund's assets are concentrated in the electric utility industry, representing 26 issuers. Our commitment to utilities is up slightly from about 42% of assets six months ago.

Earl E. McEvoy, Senior Vice President
Wellington Management Company, llp

May 12, 1999

FUND PROFILE
PREFERRED STOCK FUND
This Profile provides a snapshot of the fund's characteristics as of April 30, 1999, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-------------------------------------------------------------------
                                 PREFERRED           MERRILL LYNCH
                                     STOCK                  INDEX*
-------------------------------------------------------------------

Number of Stocks                        75                     34
Yield                                 5.6%                   7.0%
Average Coupon                        6.4%                   7.4%
Average Quality                         a2                     a2
Turnover Rate                        11%**                     --
Expense Ratio                      0.37%**                     --
Cash Reserves                         3.1%                     --

*Merrill Lynch DRD-Eligible Preferred Stock Index.
**Annualized.

DISTRIBUTION BY CREDIT QUALITY (% OF PORTFOLIO)
-----------------------------------------------
Treasury/Agency                       0.0%
aaa                                   0.0
aa                                   25.7
a                                    56.3
baa                                  15.0
ba                                    0.0
b                                     0.0
Not Rated                             3.0
----------------------------------------------
Total                               100.0%


DISTRIBUTION BY COUPON (% OF PORTFOLIO)
----------------------------------------------
Under 4%                              0.3%
4%-5%                                 7.3
5%-6%                                21.6
6%-7%                                47.5
7%-8%                                23.3
8%-9%                                 0.0
9%-10%                                0.0
Over 10%                              0.0
----------------------------------------------
Total                               100.0%

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-----------------------------------------------
Federal Home Loan Mortgage Corp.      8.0%
Citigroup, Inc.                       4.7
Alabama Power Co.                     4.6
Fleet Financial Group                 4.2
Baltimore Gas & Electric Co.          4.1
J. P. Morgan & Co., Inc.              3.9
Florida Power & Light Co.             3.7
Heller Financial, Inc.                3.5
Republic New York Corp.               3.4
South Carolina Electric & Gas Co.     3.4
-----------------------------------------------
Top Ten                              43.5%


SECTOR DIVERSIFICATION (% OF PREFERRED STOCKS)
--------------------------------------------------------------------------------
                                      APRIL 30, 1998          APRIL 30, 1999
                                     -------------------------------------------
                                     PREFERRED STOCK          PREFERRED STOCK
                                     -------------------------------------------
Auto & Transportation...........          0.5%                      0.0%
Consumer Discretionary..........          0.0                       0.0
Consumer Staples................          0.0                       1.5
Financial Services..............         59.4                      52.1
Health Care.....................          0.0                       0.0
Integrated Oils.................          0.0                       0.0
Other Energy....................          0.0                       1.3
Materials & Processing..........          0.2                       0.5
Producer Durables...............          0.0                       0.0
Technology......................          0.5                       0.4
Utilities.......................         39.4                      44.2
Other...........................          0.0                       0.0
--------------------------------------------------------------------------------

AVERAGE COUPON. The average interest rate paid on the securities held by a fund. It is expressed as a percentage of face value.

AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's securities holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with "aaa" indicating the most creditworthy issuers.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities.

DISTRIBUTION BY COUPON. A breakdown of the securities in a fund according to coupon rate--the interest rate that an issuer promises to pay, expressed as an annual percentage of face value. Securities with unusually high coupon rates may be subject to call risk, the possibility that they will be redeemed (or "called") early by the issuer.

DISTRIBUTION BY CREDIT QUALITY. This breakdown of a fund's securities by credit rating can help in gauging the risk that returns could be affected by defaults or other credit problems.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the less susceptible to a price decline stemming from the problems of a particular company.

SECTOR DIVERSIFICATION. The percentage of preferred stocks from issuers in each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the period. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is the rate of return an investor would receive if the securities were held to their maturity dates.

PERFORMANCE SUMMARY
PREFERRED STOCK FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: OCTOBER 31, 1978-APRIL 30, 1999
--------------------------------------------------------------------------------
                                  PREFERRED STOCK FUND             MERRILL LYNCH
                                                                       INDEX*
FISCAL                   CAPITAL       INCOME          TOTAL           TOTAL
YEAR                     RETURN        RETURN          RETURN         RETURN
--------------------------------------------------------------------------------
1979                     -12.2%         8.1%            -4.1%           -4.9%
1980                      -9.1         10.3              1.2            -3.4
1981                     -10.9         11.4              0.5            -3.7
1982                      17.5         18.6             36.1            27.0
1983                       1.5         11.9             13.4            16.6
1984                      -6.9         12.5              5.6             5.3
1985                       9.7         14.2             23.9            23.4
1986                      20.7         11.9             32.6            37.9
1987                     -17.8          7.2            -10.6            -3.8
1988                       0.5         11.9             12.4             8.7
1989                       8.6          7.2             15.8            12.3

--------------------------------------------------------------------------------
                                  PREFERRED STOCK FUND             MERRILL LYNCH
                                                                       INDEX*
FISCAL                  CAPITAL         INCOME         TOTAL           TOTAL
YEAR                    RETURN          RETURN         RETURN         RETURN
--------------------------------------------------------------------------------
1990                      -4.6%         8.9%            4.3%            -3.1%
1991                      10.2         10.6            20.8             28.8
1992                       2.9          8.4            11.3             13.5
1993                       7.2          8.4            15.6             10.4
1994                     -15.2          6.7            -8.5             -5.0
1995                      15.1          8.7            23.8             18.0
1996                       0.6          7.4             8.0              7.4
1997                       5.2          7.2            12.4              8.8
1998                       1.9          6.1             8.0              6.4
1999**                    -0.1          2.7             2.6              3.5
--------------------------------------------------------------------------------
*S&P Preferred Index through March 1989; Merrill Lynch Perpetual Preferred Index
through  January  1997;  Merrill  Lynch   DRD-Eligible   Preferred  Stock  Index
thereafter.
**Six months ended April 30, 1999.
See Financial Highlights table on page 15 for dividend and capital gains information for the past five years.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED MARCH 31, 1999*
--------------------------------------------------------------------------------
                                                                10 YEARS
                                                        ------------------------
                        INCEPTION     1 YEAR  5 YEARS   CAPITAL  INCOME   TOTAL
                          DATE
--------------------------------------------------------------------------------
Preferred Stock Fund    12/3/1975      5.26%   9.73%      2.91%  8.03%   10.94%
--------------------------------------------------------------------------------
*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)

[PHOTO]

STATEMENT OF NET ASSETS
This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would berealized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
PREFERRED STOCK FUND                    SHARES                     (000)
--------------------------------------------------------------------------------
PREFERRED STOCKS (96.9%)
--------------------------------------------------------------------------------
CONSUMER STAPLES (1.4%)
(1) Ocean Spray Cranberries, Inc.
    6.25%                               45,000                $   4,837
    Stokely-Van Camp Corp. 5.00%        27,670                      488
                                                                 -------
                                                                  5,325
                                                                 -------
FINANCIAL SERVICES (50.6%)
    BANKS--NEW YORK CITY (10.7%)
    The Chase Manhattan Corp. 4.96%    250,000                   12,500
    J. P. Morgan & Co., Inc. 6.625%    275,000                   14,884
    Republic New York Corp. 5.715%     250,000                   12,875

    BANKS--OUTSIDE NEW YORK CITY (13.0%)
(1) ABN-AMRO North America 6.59%        11,000                   11,720
    Comerica, Inc. 6.84%               150,000                    7,819
    Fleet Financial Group 6.75%        231,000                   13,109
    Fleet Financial Group 7.25%        100,000                    2,666
(1) LaSalle National Bank 6.46%          2,000                    2,136
    PNC Bank Corp. 6.05%               125,000                    6,445
    Wells Fargo & Co. 6.59%            100,000                    5,213

    DIVERSIFIED FINANCIAL SERVICES(7.0%)
    Citigroup, Inc. 6.365%             330,000                   17,655
    Household International Inc. 5.00%  43,480                    1,973
    Household International Inc. $4.30  82,950                    6,750
    Household International Inc. 8.25%   5,600                      158

--------------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                        SHARES                     (000)
--------------------------------------------------------------------------------
     FINANCE COMPANIES (3.6%)
     Heller Financial, Inc. 6.687%     125,000                $  13,312
     FINANCIAL--MISCELLANEOUS (11.2%)
     Federal Home Loan Mortgage
          Corp. 5.00%                  400,000                   19,800
     Federal Home Loan Mortgage
          Corp. 5.10%                  100,000                    4,962
     Federal Home Loan Mortgage
          Corp. 6.14%                  100,000                    5,400
     Federal National Mortgage
          Assn. 6.45%                  100,000                    5,275
     MBNA Corp. 7.50%                  250,000                    6,844

     INSURANCE--PROPERTY-CASUALTY (2.2%)
(1)  Hillbrook Insurance Co. 5.90%          75                    8,074

     SECURITIES BROKERS & SERVICES (2.9%)
     Morgan Stanley Dean Witter Co.,
     7.75%                             200,000                   10,800
                                                                -------
                                                                190,370
                                                                -------
MATERIALS & PROCESSING (0.5%)
     E.I. du Pont de Nemours & Co.
       3.50%                           12,300                       824
     E.I. du Pont de Nemours & Co.
       $ 4.50                          12,025                     1,028
                                                                -------
                                                                  1,852
                                                                -------
OTHER ENERGY (1.2%)
     Apache Corp. 5.68%                50,000                     4,670
                                                                -------

TECHNOLOGY (0.4%)
     International Business Machines
       Corp. 7.50%                     57,500                     1,560
                                                                -------

--------------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
PREFERRED STOCK FUND                    SHARES                     (000)
--------------------------------------------------------------------------------
UTILITIES--ELECTRICAL (42.8%)
     Alabama Power Co. 5.20%           700,000                $  17,500
     Baltimore Gas & Electric Co.
        6.70%                           39,700                    4,440
     Baltimore Gas & Electric Co.
        6.97%                           10,900                    1,228
     Baltimore Gas & Electric Co.
        6.99%                           35,000                    4,042
     Baltimore Gas & Electric Co.
        7.125%                          52,000                    5,774
     Duke Energy Corp. 6.375%           23,200                      654
     Duke Energy Corp. 7.00%             3,362                      368
     Duke Energy Corp. 7.04%             1,558                      175
     Duke Energy Corp. 7.85%            20,544                    2,284
     Duquesne Light Co. 3.75%            4,200                      144
     Duquesne Light Co. 4.10%            6,710                      247
     Duquesne Light Co. 4.15%            9,160                      342
     Florida Power & Light Co. 6.75%    20,000                    2,209
     Florida Power & Light Co. 6.98%   105,000                   11,647
     Idaho Power Co. 7.07%              25,000                    2,776
     Illinois Power Co. 7.75%           28,400                    1,555
     Indianapolis Power & Light 5.65%   75,000                    7,688
     Monongahela Power Co. 7.73%        50,000                    5,719
     PECO Energy Co. $7.48              50,000                    5,553
     PP&L Resources, Inc. 6.75%         85,000                    9,350
     PSI Energy Inc. 4.160%              4,050                       77
     PSI Energy Inc. 4.32%               8,890                      171
     PSI Energy Inc. 6.875%             40,000                    4,480
     Pacific Gas & Electric Co. 4.36%   11,800                      238
     Pacific Gas & Electric Co. 5.00%   39,800                      913
     Pacific Gas & Electric Co. 7.04%  210,000                    6,392
     PacifiCorp 7.48%                   75,000                    8,297
     PacifiCorp $1.280                   7,036                      176
     Potomac Electric Power Co.
       $2.280                           37,000                    1,602
     Potomac Electric Power Co.
       $2.460                           35,000                    1,634
     Puget Sound Energy 7.45%          240,000                    6,630
     San Diego Gas & Electric Co.
       $1.70                           140,000                    3,885
     Sierra Pacific Power Co. 7.80%    200,000                    5,573
     South Carolina Electric & Gas Co.
       6.52%                           115,000                   12,851
Southern California Edison Co.
       4.08%                            18,300                      351
Southern California Edison Co.
       4.24%                            34,400                      686
Southern California Edison Co.
       6.45%                             5,000                      523
Texas Utilities Electric Co. $1.805      8,300                      220
Texas Utilities Electric Co. $1.875    112,800                    3,032
Texas Utilities Electric Co. $4.76       3,786                      320
Texas Utilities Electric Co. $4.84       5,500                      455
Texas Utilities Electric Co. $7.98      45,000                    5,130
Union Electric Co. $7.64                34,000                    3,855
Virginia Electric & Power Co.
      $6.98                             60,000                    6,746

--------------------------------------------------------------------------------
                                                                  MARKET
                                                                  VALUE*
                                        SHARES                     (000)
--------------------------------------------------------------------------------

West Penn Power Co. 4.20%                5,000                $     389
Wisconsin Power & Light Co. 6.20%       18,500                    1,998
Wisconsin Public Service Corp.
      6.88%                             10,000                    1,100
                                                                -------
                                                                161,419
                                                                -------

--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS
     (Cost $346,576)                                            365,196
--------------------------------------------------------------------------------
                                          Face
                                        Amount
                                         (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (3.1%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
    Obligations in a Pooled
    Cash Account
    4.89%, 5/3/1999
    (COST $11,637)                     $11,637                  11,637
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.0%)
    (COST $358,213)                                            376,833
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES
Other Assets--Note C                                             1,376
Liabilities                                                     (1,251)
                                                                ------
                                                                   125
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 36,868,352 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                 $376,958
================================================================================
NET ASSET VALUE PER SHARE                                       $10.22
--------------------------------------------------------------------------------
*See Note A in Notes to Financial Statements.
(1)Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1999, the aggregate value of these securities was $26,767,000, representing 7.1% of net assets.

--------------------------------------------------------------------------------
AT APRIL 30, 1999, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
                                    AMOUNT              PER
                                      (000)            SHARE
Paid in Capital                   $357,088           $ 9.68
Undistributed Net
    Investment Income                  591              .01
Accumulated Net Realized Gains         659              .02
Unrealized Appreciation--
  Note F                            18,620              .51
--------------------------------------------------------------------------------
NET ASSETS                        $376,958           $10.22
================================================================================

STATEMENT OF OPERATIONS
This Statement shows dividend and interest income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

--------------------------------------------------------------------------------
                                                            Preferred Stock Fund
                                                 Six Months Ended April 30, 1999
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
        Dividends                                                        $10,852
        Interest                                                             220
                                                                         -------
                Total Income                                              11,072
                                                                         -------
EXPENSES
        Investment Advisory Fee--Note B                                      238
        The Vanguard Group--Note C
                Management and Administrative                                391
                Marketing and Distribution                                    41
        Custodian Fees                                                         6
        Auditing Fees                                                          1
        Shareholders' Reports                                                 12
                                                                         -------
                Total Expenses                                               689
                Expenses Paid Indirectly--Note D                             (3)
                                                                         -------
                Net Expenses                                                 686
                                                                         -------
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     10,386
--------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                              742
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES(1,298)
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $9,830
================================================================================

STATEMENT OF CHANGES IN NET ASSETS
This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                       PREFERRED STOCK FUND
                                                       --------------------
                                                   SIX MONTHS              YEAR
                                                        ENDED             ENDED
                                                APR. 30, 1999     OCT. 31, 1998
                                                        (000)             (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
   Net Investment Income                             $10,386            $19,843
   Realized Net Gain                                     742              6,265
   Change in Unrealized Appreciation (Depreciation)   (1,298)                53
                                                   ----------------------------
        Net Increase in Net Assets Resulting from
        Operations                                     9,830             26,161
                                                   ----------------------------
DISTRIBUTIONS
   Net Investment Income                             (10,223)           (20,808)
   Realized Capital Gain                              (4,518)                --
                                                   ----------------------------
        Total Distributions                          (14,741)           (20,808)
                                                   ----------------------------
CAPITAL SHARE TRANSACTIONS1
   Issued                                              58,192           130,539
   Issued in Lieu of Cash Distributions                11,572            15,646
   Redeemed                                           (68,649)          (90,903)
                                                   -----------------------------
        Net Increase from Capital Share Transactions    1,115            55,282
--------------------------------------------------------------------------------
   Total Increase (Decrease)                           (3,796)           60,635
--------------------------------------------------------------------------------
NET ASSETS
   Beginning of Period                                380,754           320,119
                                                   ----------------------------
   End of Period                                     $376,958          $380,754
================================================================================
1Shares Issued (Redeemed)
   Issued                                               5,664            12,503
   Issued in Lieu of Cash Distributions                 1,135             1,509
   Redeemed                                            (6,685)           (8,731)
                                                   ----------------------------
         Net Increase in Shares Outstanding               114             5,281
================================================================================

FINANCIAL HIGHLIGHTS
This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the fund's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


------------------------------------------------------------------------------------------------------------------------------
                                                                                          PREFERRED STOCK FUND
FOR A SHARE OUTSTANDING                                SIX MONTHS ENDED                 YEAR ENDED OCTOBER 31,
THROUGHOUT EACH PERIOD                                   APRIL 30, 1999         1998     1997        1996      1995      1994
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $10.36            $10.17    $9.67       $9.61     $8.35     $9.99
INVESTMENT OPERATIONS
        Net Investment Income                                 .280               .58      .63         .69       .66       .66
        Net Realized and Unrealized Gain (Loss)
          on Investments                                     (.015)              .22      .53         .04      1.25     (1.46)
                                                            -------------------------------------------------------------------
          Total from Investment Operations                    .265               .80     1.16         .73      1.91      (.80)
                                                            -------------------------------------------------------------------
DISTRIBUTIONS
        Dividends from Net Investment Income                 (.280)             (.61)    (.66)       (.67)     (.65)     (.70)
        Distributions from Realized Capital Gains            (.125)               --       --          --        --      (.14)
                                                            -------------------------------------------------------------------
          Total Distributions                                (.405)             (.61)    (.66)       (.67)     (.65)     (.84)
------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                              $10.22            $10.36   $10.17       $9.67     $9.61     $8.35
==============================================================================================================================
TOTAL RETURN                                                 2.60%             8.00%   12.44%       8.04%    23.79%    -8.45%
==============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
        Net Assets, End of Period (Millions)                  $377              $381     $320        $286      $308      $305
        Ratio of Total Expenses to
          Average Net Assets                                0.37%*             0.36%    0.37%       0.39%     0.52%     0.51%
        Ratio of Net Investment Income to
          Average Net Assets                                5.52%*             5.60%    6.41%       7.23%     7.43%     7.27%
        Portfolio Turnover Rate                               11%*               39%      34%         31%       20%       27%
==============================================================================================================================

*Annualized.

NOTES TO FINANCIAL STATEMENTS
Vanguard Preferred Stock Fund is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.


A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Bonds are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Temporary cash investments are valued at cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

2. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended April 30, 1999, the advisory fee represented an effective annual rate of 0.13% of the fund's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the Board of Trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At April 30, 1999, the fund had contributed capital of $63,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's Trustees and officers are also Directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended April 30, 1999, custodian fee offset arrangements reduced expenses by $3,000.

E. During the six months ended April 30, 1999, the fund purchased $20,064,000 of investment securities and sold $20,607,000 of investment securities, other than U.S. government securities and temporary cash investments. Sales of U.S. government securities were $11,391,000.

F. At April 30, 1999, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $18,620,000, consisting of unrealized gains of $19,736,000 on securities that had risen in value since their purchase and $1,116,000 in unrealized losses on securities that had fallen in value since their purchase.

                             TRUSTEES AND OFFICERS
JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson*Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J.HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


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                                    VANGUARD
                                   MILESTONES

[GRAPHIC]

                             The Vanguard Group is
                            named for HMS Vanguard,
                       Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                         John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                 description, it was absolutely irresistible."

                                   [GRAPHIC]

                          Walter L. Morgan, founder of
                         Wellington Fund, the nation's
                          oldest balanced mutual fund
                        and forerunner of today's family
                          of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                        a true investment pioneer, died
                        six weeks later on September 2.

                                   [GRAPHIC]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                           Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.

[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q382-06/14/1999

(C) 1999 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.